UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                  MANAGEMENT INVESTMENT COMPANIES

                      Investment Company Act
                       file number 811-6027

                       KAVILCO INCORPORATED
        (Exact name of registrant as specified in charter)

                 600 UNIVERSITY STREET, SUITE 3010
                  SEATTLE, WASHINGTON 98101-1129
        (Address of Principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (206) 624-6166

               Date of fiscal year end: December 31

   Date of reporting period: January 1, 2002 - December 31, 2002

ITEM 1. ANNUAL REPORT TO SHAREHOLDERS
-------------------------------------

PRESIDENT'S REPORT

Dear Shareholders,
     Welcome to the thirtieth year that our corporation has been in business. A lot of decisions have been made over the years. Those decisions were made not only by the shareholders that were elected Directors, but through ideas expressed by shareholders at our Annual Meetings. There has been a balance of serious and fun times throughout our thirty years of operation.

     This past year we have been busy trying to secure funds from Congress for the Chief Son-I-Hat Whale House and Totem Park renovation. This effort will be ongoing until we meet with success. Another major undertaking in the works is joining with the Alaska Native Tribal Health Consortium (ANTHC) and the Organized Village of Kasaan to connect the Kavilco shareholder subdivision to water and sewer lines. This will mean developing a totally new water treatment plant and water holding tank along with strategically placed water mains and sewer lines throughout the whole subdivision. This project is funded by the Denali Commission which is funded by a Congressional appropriation.

     On a serious note, our long time director Rosemarie Trambitas passed away on May 17, 2003. She was involved in the formation of Kavilco in 1973 as one of the incorporators and served on the Board of Directors from 1978 until her passing. She was raised in Kasaan as a child and attended school there. As a director her input and observation were well received and heeded in most cases. She will be very much missed.

     The Board of Directors received eight resumes from shareholders applying for the vacancy created by Rosemarie's passing. The number of shareholders interested in filling this position demonstrates their interest in what the Corporation is doing and how they may be involved. The selection of a candidate from the resumes submitted was difficult because all of the candidates were equally well qualified. In the end Marie K. Miller was chosen to fill the vacancy. She will attend her first meeting as a director on November 14, 2003 and continue to fulfill Rosemarie's unexpired term, which has two years left.

     Overall the Corporation is doing as well as can be expected considering the current economic condition. The Board of Directors is staying on top of the financial interest of the company for the benefit of the shareholders, as well as keeping the investing principle intact. I commend the directors for their consistent approach to the long term well being of Kavilco and the interest of its shareholders.

     My hope for the future is that it finds all of our shareholders in good health and maintaining an interested in their company, as always.

Sincerely,
/s/ Louis A. Thompson
Louis A. Thompson
Chief Executive Officer

CHIEF FINANCIAL OFFICER'S REPORT

Dear Shareholders,
     What an amazing and historical breaking year 2002 has been. The Dow Jones Industrials have been down three years in a row.
The last time this happened was in 1939-1941. Those were the years when Germany was winning the war, and it appeared that the Nazis had a good chance of taking over the world. Britain alone stood between the Nazis and their total conquest of Europe, while Japan threatened all of Asia. There was only one time when the Dow declined for four consecutive years and that was during 1929-1932. Those four years forecast the worst depression in US history. At the deepest depth of the depression one-third of the nation was unemployed, and the Gross Domestic Product had dropped in half. What could the current three and possible four consecutive years of stock market decline mean? I don't know but it doesn't sound encouraging.
     How did Kavilco do in the stock market in 2002? We had one strategy that beat all others and that was cash. The funds that were approved for stock market investments was held in a Money Market account and earned an average +1.7% interest. That was a lot better than the -20.90% loss on the Wilshire 5000 Stock Index (since the beginning of the bear market this index, which includes all stocks, has dropped a staggering 43%).
     So is it time to invest in stocks now after the devastation that took place in the stock market? Every bull market in history has started when stocks were at great values. Historically, great values have been characterized by two phenomena-low price/earnings ratios (P/E) and high dividend yields. Since World War II, there have been thirteen bear markets and the average P/E ratio and dividend yield at the end of these bear markets were 11.0 and 4.7%, respectively. So where was the market at the end of 2002? The P/E was 29.1 with a dividend yield of 1.75%. However, it should be noted that at the peak of this bull market the P/E was an unprecedented 61.87. Compare this to the 50-year average P/E of 13.21. As you can see, we have a long way to go before the excesses of the stock market mania are finally purged.
     Turning our attention bonds, how did the bond market do? It is still in a primary bull market. This simply means that interest rates continued on their downward slide. Granted, our portfolio has increased in value, but declining interest rates severely restrict our investment opportunities. For example, in 2002 $4 million worth of bonds matured or were sold from our portfolio, yielding over 7%. As of year-end, only highly speculative corporate bonds (junk bonds) were yielding 7%. It should be noted that our investment policy precludes us from investing in speculative bonds.
     In an attempt to partially offset this re-investment problem the board approved a strategy whereby we would actively trade the 10-year Treasury Bonds. This is a very liquid security that may afford us an opportunity to make capital gains on short swings in interest rates.
     During 2002 three unique financial events occurred that played a major role in your dividend. First, due to a computer glitch, interest income was overstated by $103,000. This was discovered after the November dividend payment. The Second event was a rent-for-land swap deal with Rayonier Timber. Rayonier owed us $120,000 for back rent on our log storage site. In lieu of payment we obtained property and a mining claim that was contiguous to our property. Lastly, with the re-investment problem discussed above, you can see that making up for this deficit in earnings in a low interest rate environment will be nearly impossible.
     In addition to the events listed above, the corporate bond portfolio had its own set of problems. In the late 1990's the strategy for the bond portfolio was capital preservation. We invested in what we considered strong companies that could weather the economic fallout from the inevitable stock market crash. However, there is no strategy that can avoid corporate fraud.
This was the case with Qwest Communications. Our initial investment was in U.S. West Communications, which was acquired by Qwest Communications. Recently, four corporate officers of the company were indicted for fraudulently inflating revenues. The company is under SEC investigation and the financial shenanigans could force the company into bankruptcy. The good news is that the company is under new management and they are in the process of liquidating assets in order to satisfy debt obligations. This is a wait-and-see situation since sales of this security would result in a major loss.
     So far we have made it through these devastating financial times without sustaining any losses. Financial losses are one thing, but personal losses are quite another. Rosemarie Trambitas was dearly loved and an integral part of Kavilco. It is hard to believe that her loss would have impacted me the way it has when I only saw her 12 days out of the year. I can only attribute this to her wonderful sense of humor and her concern over my personal as well as professional life. During her valiant fight against the disease that eventually took her life she never lost sight of her responsibilities as a Board member. There were meetings when she was too weak to stand, yet she actively participated in the decision making process. She was a very strong woman who truly cared about Kavilco and I will dearly miss her.

Sincerely,
/s/ Scott Burns
Scott Burns
Chief Financial Officer

DIVIDEND DISTRIBUTIONS
1980 Initial Distribution              $3,000,000
1981 Debenture                          1,200,000
1981 Alaska Native Fund                   283,282
1982 Debenture                          1,200,000
1983 Alaska Native Fund                    69,940
1983 Debenture                          1,200,000
1984 Debenture                          1,200,000
1984 Dividend                             120,000
1985 Debenture                          1,200,000
1986 Dividend                             120,000
1986 Debenture                          1,200,000
1987 Debenture                          1,200,000
1987 Property Dividend                    236,066
1987 Dividend                             120,000
1988 Debenture                          1,200,000
1989 Debenture                          1,200,000
1989 Dividend                             240,000
1990 Debenture                          1,200,000
1990 Dividend                             600,000
1991 Dividends                          1,080,000
1992 Dividends                            960,000
1993 Dividends                          1,212,000
1994 Dividends                          1,248,300
1995 Dividends                          1,728,000
1996 Dividends                          1,927,680
1997 Dividends                          1,992,000
1998 Dividends                          1,956,003
1999 Dividends                          2,027,160
2000 Dividends                          1,811,000
2001 Dividends                          1,932,000
2002 Dividends                          1,764,000
                                     ------------
TOTAL DISTRIBUTIONS                   $36,427,431
                                     ============
PER SHARE (12,000 shares total)         $3,036.00

IF YOU HELD 100 SHARES
SINCE 1980 YOU HAVE RECEIVED          $303,600.00


[ANDERSON ZURMUEHLEN & CO., P.C. LETTERHEAD]

INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Directors of
Kavilco Incorporated
(an investment company)

We have audited the accompanying statement of assets and liabilities of Kavilco Incorporated (an investment company), including the schedule of investments, as of December 31, 2002, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights of the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001, were audited by other auditors whose report dated February 15, 2002, expressed an unqualified opinion on that statement and those highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December
31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kavilco
Incorporated as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Anderson ZurMuehlen & Co., P.C.
Seattle, Washington
January 28, 2003


                      KAVILCO INCORPORATED
                     (an investment company)
               STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 2002
              ------------------------------------
ASSETS
 Investments in securities, at market
   value (identified cost $33,110,795)               $ 35,452,530
 Real estate at fair value                              3,588,815
 Cash and cash equivalents                                113,756
 Interest receivable                                      544,028
 Premises and equipment, net                               10,471
 Prepaid expenses and other assets                         34,190
                                                     ------------
   Total assets                                        39,743,790
                                                     ------------
LIABILITIES
 Accounts payable and accrued expenses                     20,520
                                                     ------------
   Total liabilities                                       20,520
                                                     ------------
COMMITMENTS AND CONTINGENCIES
   Net assets                                        $ 39,723,270
                                                     ============
Net assets consist of:
 Undistributed net investment income                       74,516
 Unrealized appreciation on
  Investments                                           2,341,735
  Real estate                                           2,534,726
 Contributed capital                                   34,772,293
                                                     ------------
   Net assets                                        $ 39,723,270
                                                     ============
Net asset value per share of common stock
 divided by 12,000 shares outstanding)               $   3,310.27
                                                     ============
The Notes to Financial Statements are an integral part of this statement

                        KAVILCO INCORPORATED
                       (an investment company)
                       SCHEDULE OF INVESTMENTS
                          December 31, 2002
                       -----------------------
                                                Principal    Market
                                                amount/sha    value
                                                   res
INVESTMENTS IN SECURITIES - 89.2% OF NET        ----------  ---------
ASSETS                                          ---         ---

U.S. GOVERNMENT SECURITIES - 24.6%
 United States Treasury Notes, 7.25%
due August 15, 2004                                   5,000,000          $
                                                            5,469,950
 United States Treasury Notes, 2.000%
due November 30, 2004                            1,000,000  1,008,459
 Federal National Mortgage Association, 6.210%
due November 7, 2007                             1,000,000  1,140,350
 Federal National Mortgage Association, 6.150%
due December 10, 2007                            1,000,000  1,138,628
 United States Treasury Bond, 4.000%
due November 15, 2012                            1,000,000  1,015,061
                                                            ---------
                                                                  ---
    Total U.S. government securities (cost                  9,772,448
$8,961,934)
                                                            ---------
                                                                  ---
CORPORATE OBLIGATIONS - 53.3%
 Auto and truck - 4.5%
  General Motors Corp., 7.700% due April 15,     1,000,000  1,011,014
2016
  Ford Motor Company, 6.625% due February 15,    1,000,000    794,948
2028
 Banking - 5.6%
  Chase Manhattan Corp., 7.875% due July 15,     1,000,000  1,137,714
2006
  J.P. Morgan Chase & Co., 6.500% due January    1,000,000  1,073,242
15,2009
 Beverage (soft drink) - 2.2%
  Coca-Cola Enterprises, 8.500% due February       700,000    890,816
1, 2012
 Diversified financial services - 3.1%
  General Electric Cap Corp., 8.500% due July    1,000,000  1,217,262
24, 2008
 Electric utility - 5.0%
  Nisource Financial Corp., 7.500% due           1,000,000  1,010,000
November 15, 2003
  Potomac Electric Power Co., 6.500% due March     190,000    207,184
15, 2008
  Northern States Power Co., 6.500% due March    1,000,000    775,000
1, 20028
 Entertainment - 0.8%
  Walt Disney Company, 5.800% due October 27,      290,000    312,653
2008
 Finance - auto loans - 2.1%
  General Motors Acceptance Corp., 6.625% due      827,000    855,759
October 15, 2005
 Financial services - 2.7%
  Marsh & McLennan Co., 6.625% due June 15,      1,000,000  1,060,148
2004
 Food processing - 6.2%
  Unilever Capital Corp., 6.750% due November    1,000,000  1,042,061
1, 2003
  Heinz Corp., 6.000% due March 15, 2008           229,000    254,585
  Hershey Foods, 6.950% due August 15, 2012      1,000,000  1,175,376
 Petroleum (integrated) - 2.6%
  Texaco Capital, Inc., 5.700% due December 1,     975,000  1,048,495
2008
 Retail store - 3.3%
  Wal-Mart Stores, 6.875% due August 10, 2009    1,000,000  1,167,544
  Dayton Hudson, 8.600% due January 15, 2012       100,000    127,460
 Securities brokerage - 9.0%
  Bear Stearns Co., 6.150% due March 2, 2004       172,000    180,290
  Paine Webber Group, Inc., due March 15, 2005   1,000,000  1,121,776
  Merrill Lynch & Co., 6.375% due October 15,    1,000,000  1,111,843
2008
  Bear Stearns Co., 7.625% due December 7,       1,000,000  1,160,625
2009
 Telecommunication services - 6.2%
  Pacific Bell, 6.125% due February 15, 2008     1,000,000  1,100,490
  GTE Corp., 6.460% due April 15, 2008             500,000    543,222
  US West Communications, Inc., 7.500% due       1,000,000    800,000
June 15, 2003
                                                            ---------
                                                                  ---
    Total corporate obligations (cost                       21,179,50
$19,738,633)                                                        7
                                                            ---------
                                                                  ---
COMMON STOCK - 0.3%
 Technology - 0.3%
  Microsoft Corp.                                    2,720    140,624
                                                            ---------
                                                                  ---
    Total common stock (cost $50,277)                         140,624
                                                            ---------
                                                                  ---
SHORT-TERM INVESTMENTS - 11.0%
 Prime Obligation Funds                          4,359,951  4,359,951
                                                            ---------
                                                                  ---
    Total short-term investments (cost                      4,359,951
$4,359,951)
                                                            ---------
                                                                  ---
    Total investments in securities                                 $
(identified cost $33,110,795)                               35,452,53
                                                                    0
                                                            =========
                                                                  ===
The Notes to Financial Statements are an integral part of this statement.

                   KAVILCO INCORPORATED
                 (an investment company)
                 STATEMENT OF OPERATIONS
               Year Ended December 31, 2002
               ----------------------------

Investment income
 Interest                                      $ 2,174,979
 Dividends from money market fund                   52,112
 Dividends                                             193
                                               -----------
    Total investment income                      2,227,284
                                               -----------
Expenses
 Salaries and benefits                             287,784
 Directors' compensation and expenses              214,244
 Legal and accounting                               31,734
 Custodian                                          11,474
 Insurance expense                                  49,119
 Office and equipment leases                        78,011
 General and administrative                         70,537
                                               -----------
    Total expenses                                 742,903
                                               -----------
Net investment income                            1,484,381
                                               -----------

Realized and unrealized gain on investments
 Net realized gain on investments                  130,140
 Net increase in unrealized appreciation on
investments                                        468,842
                                               -----------

Net realized and unrealized gain on
investments                                        598,982
                                               -----------

Net operating income
                                                 2,083,363
                                                 ---------

Rental income                                      149,598
Other income                                        36,256
                                                 ---------
    Net other income                               185,854
                                                 ---------
Net increase in net assets resulting from
operations                                      $2,269,217
                                               ===========
The Notes to Financial Statements are an integral part of
this statement.

                        KAVILCO INCORPORATED
                      (an investment company)
                STATEMENTS OF CHANGES IN NET ASSETS
               Years Ended December 31, 2002 and 2001
               --------------------------------------

                                                2002        2001
                                            -----------  -----------
                                                 --          --
Increase (decrease) in net assets from
operations
 Net investment income                                 $           $
                                               1,484,381   1,800,745
 Net realized gain (loss) on investments         130,140     (6,821)
 Net increase in unrealized appreciation         468,842     851,752
 Net other income                                185,854      56,913
    Net increase in net assets resulting     ----------- -----------
                                                      --          --
      from operations                          2,269,217   2,702,589
                                             ----------- -----------
                                                      --          --
Dividends and distributions
 Net investment income                       (1,403,937) (1,919,156)
 Net realized gain on investments              (130,140)      -
 Net other income                              (229,923)    (12,844)
                                             ----------- -----------
                                                      --          --
                                             (1,764,000) (1,932,000)
                                             ----------- -----------
                                                      --          --
    Total increase in net assets                 505,217     770,589

Net assets
 Beginning of year                            39,218,053  38,447,464
                                             ----------- -----------
                                                      --          --
 End of year (including undistributed net
  investment income of $74,516 and $45,331,
  respectively)                                        $           $
                                             39,7223,270  39,218,053
                                             =========== ===========
                                                      ==          ==
     The Notes to Financial Statements are an integral part of these statements.

                        KAVILCO INCORPORATED
                      (an investment company)
                        FINANCIAL HIGHLIGHTS
                Years Ended December 31, 1998 - 2002
                ------------------------------------

Per share operating performance (for a share of capital stock outstanding throughout the period):
                           2002     2001     2000    1999     1998
Net asset value,          -------  -------  ------- -------  -------
                               --       --       --      --       --
beginning of year         $3,268.  $3,203.  $2,901. $3,123.  $3,046.
                               17       96       74      38       78
                          -------  -------  ------- -------  -------
                               --       --       --      --       --
Income from investment
operations
 Net investment income     123.70   150.06   150.10  157.47   152.07
 Net realized and
unrealized
gain (loss)                 49.91    70.41   300.65 (212.90    85.86
                                                          )
 Net other income           15.49     4.74     3.47    2.72     1.67
                          -------  -------  ------- -------  -------
                               --       --       --      --       --
Total from investment
operations                 189.10   225.21   454.22 (52.71)   239.60
                          -------  -------  ------- -------  -------
                               --       --       --      --       --
Less dividends and
distributions from
 Net investment income    (116.99  (159.93  (144.40 (157.47  (152.07
                                )        )        )       )        )
 Net realized gain on     (10.85)     -      (4.13)  (8.10)   (9.26)
investments
 Net other income         (19.16)   (1.07)   (3.47)  (2.72)   (1.67)
 Return of capital           -        -       -       (.64)     -
                          -------  -------  ------- -------  -------
                               --       --       --      --       --
  Total distributions     (147.00  (161.00  (152.00 (168.93  (163.00
                                )        )        )       )        )
                          -------  -------  ------- -------  -------
                               --       --       --      --       --
Net asset value, end of   $3,310.  $3,268.  $3,203. $2,901.  $3,123.
year                           27       17       96      74       38
                          =======  =======  ======= =======  =======
                               ==       ==       ==      ==       ==
Total return (%)             5.79     7.54   16.05*  (1.42)     7.86

Ratios/supplemental data
 Net assets, end of year
  (in thousands)($)        39,732   39,218   38,447  34,821   37,481

Ratio to average net
assets (%)
 Expenses                    1.88     1.78     1.88    1.85     1.84
 Net investment income       3.75     4.54     5.07    5.41     4.93

Portfolio turnover rate       9.6      3.0     27.6     0.2      0.1
(%)

*8.40% of 16.05% is a result of unrealized appreciation on real estate
The Notes to Financial Statements are an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002

NOTE 1. ORGANIZATION
--------------------
Kavilco Incorporated (the Company) is a village corporation within the Sealaska region organized pursuant to the Alaska Native Claims Settlement Act ("ANCSA"). Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

Under Section 12(a) of ANCSA, on December 5, 1979 the Company received entitlement to the surface estate of real property totaling approximately 23,055 acres. In 1987, 194 acres of the Company's real property were distributed to shareholders, and the timber rights on the remaining 22,861 acres were sold. However, the Company retains all other rights to the surface estate of the real property. The sale of the timber rights contract expired in December 2001, and the timber rights reverted back to the Company. However, at that time, there were no stands of economically viable timber remaining on the property. Since selling the timber rights, the Company has derived the majority of its income from investments.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 (the "Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the Board of Directors.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for investment companies. The following is a summary of the significant accounting policies consistently followed by the Company in the preparation of these financial statements.

SECURITY VALUATION:
Investments in securities consist primarily of U.S. government securities, corporate obligations and common stock. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

INVESTMENT TRANSACTIONS:
Securities transactions are recorded on a trade date basis.
Realized gains and losses from securities transactions are recorded on the basis of identified cost.

INVESTMENT INCOME:
Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date.

REAL ESTATE:
Real estate is carried at fair value as determined in good faith by the board of directors. Real estate represents entitlement to the surface estate of real property described in Note 1, for which no readily available market quotation exists. The real estate was initially recorded by the Company at its appraised value at the date of conveyance ($934,089). In order to estimate the fair value of this real property, the board of directors has considered such relevant factors as the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. In addition to the above consideration, the board of directors engaged a Certified Forester (the "Forester") to provide an estimate of the value of the real property in year 2002. The board of directors estimated the fair value of this real property at December 31, 2002 to be $3,468,815 on the basis of good faith consideration of both the aforementioned pertinent factors and the analysis performed by the Forester. In addition, during the year 2002, the Company received an additional 89.24 acres in the process of closing out the timber sale contract, in payment of a past due rent obligation that was owed to the Company. The value of this additional land was estimated by the Forester to be $120,000, for a total land value of $3,588,815 at December 31, 2002. Based on the inherent uncertainty of valuation, however, this estimated value may differ significantly from the value that would have been used had a ready market for the real property existed, and the difference could be material.

FEDERAL INCOME TAXES:
The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment taxable income to its shareholders. Therefore, no federal income tax provision is required for the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions to shareholders are recorded on payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENTS
-------------------
Purchases of investment securities (consisting of U.S. government securities and corporate obligations) aggregated $4,063,171 for the year ended December 31, 2002, and sales and maturities of investment securities (consisting of corporate obligations and common stock) aggregated $7,035,154 for the year ended December 31, 2002.

NOTE 4. PREMISES AND EQUIPMENT
------------------------------
Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed generally on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years.

Building                                           $154,369
Furniture, fixtures and equipment                    93,844
                                                   --------
                                                    248,213
Less accumulated depreciation                     (237,742)
                                                  ---------
                                                  $  10,471
                                                  =========


NOTE 5. LEASE OBLIGATION
------------------------
The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2003. Rent expense for the year ended December 31, 2002 was $50,064, which has been included in the general and administrative expenses.

At December 31, 2002, future minimum lease commitments under the non-cancelable operating lease total $31,131 in 2003.

NOTE 6. NET ASSETS
------------------
The Company's capital structure is as follows:
     Common Stock
          Class A, no par value - Authorized, 1,000,000 shares;
            issued and outstanding, 11,596.83 shares
          Class B, no par value - Authorized, 500,000 shares;
            issued and outstanding, 403.17 shares

Upon organization, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U. S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. (Before the Company's stock may be publicly traded, it must amend its Articles of Incorporation.) The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock.

The following reclassifications have been made to reflect activity for the year ended December 31, 2002:

    Undistributed          Accumulated
         net                   net
     investment             realized              Contributed
       income                 gain                  capital
    -------------         ------------          ---------------
        (367)                   -                     367


NOTE 7. TAX BASIS OF DISTRIBUTABLE INCOME
-----------------------------------------
At December 31, 2002, the amount of undistributed ordinary income for tax purposes aggregated $87,640. During the year ended
December 31, 2002, $1,633,860 of the Company's distributions comprised ordinary income, and $130,140 were considered long-term capital gains.

The tax cost of investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation on a tax basis is $2,942,607 and $600,872 respectively.

NOTE 8. PENSION PLAN
--------------------
Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the year ended December 31, 2002 totaled $47,964.

ITEM 2.   CODE OF ETHICS
------------------------
Kavilco adopted a code of ethics on January 29, 1990. That code of ethics was amended on November 10, 2000 and is attached hereto under Item 10.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT
------------------------------------------
Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco's stock and dividends may not be sold, pledged, subjected to a lien or judgement execution, assigned in present or future, or otherwise alienated, except pursuant to a court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.
The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliation's and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statement and various CPA correspondences with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming and Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the Board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron, and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco's stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco is celebrating its thirty-year anniversary and has never been involved in financial deceit. This superior track record can only be attributed to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------

Kavilco paid Anderson ZurMuehlen & Company, P.C. $2,500 for income tax preparation and $13,500 for audit services for the fiscal year ended December 31, 2002 for a total of $16,000.
For the fiscal year ended December 31, 2001, Kavilco paid
PricewaterhouseCoopers, LLP $24,019 for audit fees and $9,500 in other fees for a total of $33,519.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS
-----------------------------------------------
Not applicable.

ITEM 6.   RESERVED
------------------

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
          CLOSED-END MANAGEMENT INVESTMENT COMPANIES
----------------------------------------------------------------
This issue will be considered for adoption at our November 15, 2003 Board of Director's meeting.

ITEM 8.   RESERVED
------------------

ITEM 9.   CONTROLS AND PROCEDURES
---------------------------------
(a) The registrant's President and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of
     1940) are effective in design and operation and are sufficient to form the basis of the certifications required, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS
------------------
(a)       Code of Ethics
(b)(1)    CEO Certification
(b)(2)    CFO Certification

SIGNATURES
----------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Kavilco
Incorporated and in the capacities and on the dates indicated.

By /s/Louis A. Thompson
Louis A. Thompson
Chief Executive Officer
October 15, 2003

By /s/Scott Burns
Scott Burns
Chief Financial Officer
October 15, 2003